Exhibit 99.2
OPTION AGREEMENT
THIS OPTION AGREEMENT (“Agreement”) is entered into this 28th day of February, 2007 by and between RMS Titanic Inc., a corporation organized under the laws of the State of Florida, and having a place of business at 3340 Peachtree Road NE, Suite 2250, Atlanta, Georgia 30326 (“RMST”), and SEAVENTURES, LTD. an Ohio Limited Liability Company (“SV”).
WHEREAS, RMST has the exclusive worldwide rights to present exhibitions of artifacts recovered from the wreck site of the RMS Titanic; and
WHEREAS, RMST has recently sold its ownership of the RMS CARPATHIA (the Carpathia) to SV; and
WHEREAS, SV wishes to secure from RMST the right to present the first ever exhibition jointly presenting artifacts recovered from the RMS TITANIC (the Titanic) and from the Carpathia;
NOW, THEREFORE, in consideration of the mutual covenants and conditions contained in this Agreement, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties hereto agree as follows:
1.      Definitions
Except as otherwise indicated elsewhere in this Agreement, the following words and expressions shall have the following meanings:
1.1 “Artifacts” shall mean a collection of at least Three Hundred (300) authentic artifacts from the wreck of the Titanic.
1.2 “Exhibitry” shall be owned solely by RMST and shall include, but not be limited to, display cases, mountings, props, theatrical pieces, didactics and other panels, artwork, models, transportable walls and wall coverings, electronic, audiovisual and computer equipment and software programs, together with all drawings, plans, specifications and other documentation relating thereto, as well as any other artifacts and or exhibitry from other venues worldwide.
2.      Terms. RMST grants to SV an irrevocable and non-refundable Option (the “Option”) to present an exhibition of Artifacts and the Exhibitry in conjunction with artifacts to be recovered from the Carpathia, under terms and conditions to be mutually agreeable to the parties.
a.	The price for the Option is ONE MILLION AND FIVE HUNDRED THOUSAND ($1,500,000 U.S.) and is due in full immediately upon execution of this Agreement.

b.	SV may exercise the Option at any time by serving notice to RMST as prescribed in Section 5 herein. Upon exercising the Option, SV agrees to negotiate in good faith and execute a definitive Exhibition Agreement within thirty (30) days.

c.	For the purposes of this Agreement, SV acknowledges and agrees that RMST is, and will be, considered the sole owner of the Artifacts and Exhibitry and that SV has no rights of title or ownership interest in or to any item thereof, except the right to the Option and to present an exhibition of the Artifacts and Exhibitry, together with artifacts to be recovered from the Carpathia, subject to the exercise of the Option as discussed herein.
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3.      Representations
SV represent and warrant that:
SV have the right and complete authority to enter into this Agreement and to undertake the obligations set forth herein.
SV is each a valid and existing entity in good standing in its state of of formation, as specified in the preamble to this Agreement.
This Agreement has been duly executed by SV and is enforceable against SV in accordance with its terms.
RMST hereby represents and warrants that:
It has the right and the complete authority to enter into this Agreement and to undertake the obligations set forth herein.
RMST is a valid and existing corporation in the state of Florida.
This Agreement has been duly executed by RMST and is enforceable against RMST in accordance with its terms.
4.      Termination. This Agreement and the Option Term may be terminated by RMST in the event that (i) the SV singly shall become insolvent or admit their inability to pay their debts as they mature or shall make an assignment for the benefit of their creditors; (ii) a proceeding in bankruptcy or for the reorganization of the SV or the readjustment of any of the SV’s debts under the Bankruptcy Code or any other laws for the relief of debtors shall be commenced by the SV, or shall be commenced against the SV, and not discharged within sixty (60) calendar days after the commencement thereof; or (iii) a receiver or trustee shall be appointed for the SV for any substantial part of their assets, or any proceeding shall be instituted for dissolution of the full or partial liquidation of the SV.
5.      Notice. All notices required under this Agreement including notice of the exercising of the Option contained herein shall be in writing (including telegraphic, telex, and facsimile transmissions, provided that a copy thereof is also sent by certified or registered air mail on the same day as such telegraphic or facsimile transmission) and shall be deemed to have been duly given if delivered to the addressee in person (and receipted on a copy of such notice), or transmitted, or mailed by certified or registered air mail, return receipt requested, or sent by a nationally recognized overnight delivery service, as follows:
SEAVENTURES, LTD.
11006 Bridge House Road
Windermere, Fl. 34786
Attention: Joe Marsh

RMS Titanic, Inc.
3340 Peachtree Road NE
Suite 2250
Atlanta, GA 30326
USA
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Attention: Arnie Geller
Facsimile: (404) 842 2626
All such notices shall be effective upon the delivery thereof to the addressee in person or via telegraph, telex, facsimile, a nationally recognized overnight delivery service, or if mailed, five (5) business days after the deposit thereof in the mails. Any party may change their respective addresses and fax number by giving notice as herein provided.
6.      Other Documents. Each of the parties hereto shall execute and deliver such other and further documents and instruments, and take such other and further actions, as may be reasonably requested of them for the implementation and consummation of this Agreement and the transactions herein contemplated.
7.      Successor and Assigns. This Agreement shall bind and inure to the benefit of the parties named herein and their respective successors and assigns.
8.      Governing Law. This Agreement is made and shall be governed in all respects, including validity, interpretation and effect, by the laws of the Commonwealth of Virginia, without recourse to its conflict of laws principles.
9.      Entire Agreement. This Agreement contains the entire agreement between the parties and supersedes all prior agreements, understandings and writings between the parties with respect to the subject matter hereof and thereof. Each party hereto acknowledges that no representations, inducements, promises, or agreements, oral or otherwise, have been made by any party, which are not embodied herein or in an exhibit hereto, and that no other agreement, statement or promise may be relied upon or shall be valid or binding. Neither this Agreement nor any term hereof may be changed, waived, discharged or terminated orally. This Agreement may be amended or supplemented or any term hereof may be changed, waived, discharged or terminated by an agreement in writing signed by all parties hereto.
10.      Severability. If any provision of the Agreement shall be held invalid or unenforceable, the remainder of this Agreement which can be given effect without such invalid or unenforceable provision shall remain in full force and effect. If any provision is held invalid or unenforceable with respect to particular circumstances, it shall remain in full force and effect in all other circumstances.
11.      No Waiver. The waiver by any party hereto of any breach or violation of any provision of this Agreement shall not operate or be construed as a waiver of any subsequent breach.
12.      Publicity. Each of the parties agree that no press announcement or press release in connection with this Agreement shall be made unless the other party hereto shall have given its written consent to such announcement (including the form thereof), which consent shall not be unreasonably withheld.
13.      Confidentiality. Except as may be agreed in writing or as may otherwise be required by law, RMST and SV agree not to divulge or permit or cause their officers, directors, stockholders, employees or agents to divulge the substance of this Agreement except to their representatives and attorneys.
14.      Independent Parties. Nothing in this Agreement is intended to create, nor shall anything herein be construed or interpreted as creating, an agency, a partnership, a joint venture or any other relationship between RMST and SV except as expressly set forth herein, and both parties
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understand that, except as expressly agreed to herein, each shall be responsible for its own separate debts, obligations and other liabilities.
15.      Enforcement of Agreement. Notwithstanding anything to the contrary herein, the parties retain the right to file an action based on a breach of this Agreement. The prevailing party in an action to enforce a breach of this Agreement shall be entitled to recover its costs and expenses, including reasonable attorneys’ fees, incurred in the prosecution/defense of such action.
16.      Each signatory hereto, as an agent of the parties for whom he or she is signing, acknowledges that he or she has read this document in its entirety before executing it, has authority to execute this document on behalf of his or her principle, and understands the provisions and effects therein.
17.      Jurisdiction. Any and all disputes arising under this agreement shall be litigated in the United States District Court for the Eastern District of Virginia.
18.      Headings. The captions and headings used herein are for convenience only and shall not be construed as a part of this agreement.
19.      Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute but one and the same document. A signature transmitted by facsimile or electronic mail shall be deemed to be an original signature for all purposes.
RMS Titanic, Inc.

By:
Name:
Title:

SEAVENTURES, LTD.

By:
Name:
Title:

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